Exhibit 99.1

Company Presentation July 16, 2025 Redefining Enterprise Connectivity and Computing with Cybersecure AI © 2025 Veea Inc. All Rights Reserved.

Forward - Looking Statements This presentation has been prepared by Veea Inc . (“Veea” or the “Company”) solely for informational purposes . The information included herein in this presentation has not been independently verified . This presentation includes statistical and other industry and market data that the Company obtained from industry publications and research, surveys and studies conducted by third parties believed to be reasonably reliable ; however, they do not guarantee the accuracy or completeness of such information, and you are cautioned not to give undue weight to such information No representations, warranties or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives or the underwriters as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation . By viewing or accessing the information contained in this presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives or the underwriters accept any responsibility for any loss arising from any information presented or contained in this presentation or otherwise arising in connection with the presentation . This presentation contains statements that reflect the Company’s intend, beliefs or current expectations about the future . Forward - looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements and are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain . The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward - looking statements : interest rate movements ; local, regional, national and global economic performance ; the imposition of tariffs ; competitive factors ; government policy changes ; disruptions in the Company's supply chain, shipping, logistics or manufacturing processes ; risks related to Veea’s technology, intellectual property and infrastructure ; foreign exchange fluctuations ; any material market changes and trends that could affect the Company's business strategy ; as well as factors associated with companies, such as the Company, that are engaged in telecommunications technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate ; trends with respect to rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating cost of Company’s products and services ; expected/potential rapid expansion or adoption of Company’s products and services subject to substantial uncertainties ; the size and growth of the market for telecommunication products and services ; product liability of our products ; safety issues ; our manufacturing capabilities ; cyber - attacks ; the effects of increased competition ; and the ability to stay in compliance with laws and regulations that currently apply or become applicable to telecommunication, information technology, artificial intelligence and other industries or sectors that the Company operates in or plans to operate in . In addition, recent global events such as global supply chain disruptions conflicts in Middle East and elsewhere, as well as the current or future sanctions, export control measures and other political actions taken by countries and organizations in response to the events, may have, an adverse impact on Veea’s business, supply chain and operations, particularly where they depend on global trade . Veea cannot assure you that the impact of these global events, including any resulting disruptions to Veea’s business or actions taken by Veea to mitigate these disruptions, will not have an adverse impact on our financial results, including our revenue, cost of goods sold or other financial measures . For further discussion of factors that could materially affect the outcome of our forward - looking statements and our future results and financial condition, see the section entitled “Risk Factors” in Veea’ various filings with the Securities and Exchange Commission (SEC), including, among others, our annual report on Form 10 - K for the year ended December 31 , 2024 filed with the SEC on April 15 , 2025 , and quarterly reports on Form 10 - Q that have been filed and will be filed from time to time . We caution you not to place undue reliance on any forward - looking statements, which are made as of the date of this presentation . We undertake no obligation to update publicly any of these forward - looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward - looking statements, except to the extent required by applicable laws . If we update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . Trademarks The companies depicted in the photographs herein, or any third - party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third - party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Further, none of these companies are affiliated with the Company in any manner. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or juri sdiction This presentation does not constitute a "prospectus” within the meaning of the United States Securities Act of 1933 as amended. Non - GAAP Measures In evaluating its business, the Company uses certain non - GAAP measures as supplemental measures to review and assess its operating and financial performance. These non - GAAP financial measures have limitations as analytical tools, and when assessing the Company's operating and financial performance, investors should not c onsider them in isolation, or as a substitute for any consolidated statement of operations data prepared in accordance with U.S. GAAP. Any decision to purchase securities of the Company should be made sole ly on the basis of the information contained in a prospectus to be issued by the Company in relation to a specific offering. As participants of this presentation, you agree not to photograph, copy or otherwise reproduce this presentation in any form or pass on this presentation to any other person for any purpose . I N T E L L I G E N T L Y C O N N E C T E D 2

Veea at a Glance

Connecting the World with Computing, Cybersecurity and AI at the Edge

NASDAQ: VEEA

HQ: New York

Engineering Centers
- Iselin, New Jersey
- Juvigny, France
- Bath, UK

123
Patents Granted
32 Pending & Provisional
26 patent families

Global Telecom Total Addressable Market (TAM):
≲ $2 trillion

> $280m
Total Capital Invested
(CEO invested ~ 50% of total invested capital)

2014
Year Formed

~14,000
Enterprise and SMB/SME Customer shipments in Several Market Segments Through May 2025

Projects across several regions globally

Edge–to–Cloud Platform-as-a - Service (PaaS)

Global Footprint



North Dakota
Indiana
New Jersey (Core Engineering)
New York (HQ)
Florida
Bath, UK (Core Engineering)
Paris, France
Juvigny, France
Canada
California
Missouri/Tennessee
Mexico
Panama
Colombia
Brazil
Korea
Hong Kong
Malaysia
Philippines
Thailand
Saudi Arabia
Uganda & Others
UAE
Indonesia
Offices
Deployments

Winner of the 2024 IoT Evolution **Edge Computing Excellence Award**

IoT Evolution EDGE 2024 COMPUTING EXCELLENCE

Gartner veea Leading Smart Edge Platform 2023

Gartner veea COOL VENDOR 2021

Recognized Leading Smart Edge Platform
Gartner - Edge Management and Orchestration, 25 July 2023

Edge AI Software Market Will Exhibit Huge Growth by 2031| Top Players are: Veea Inc., Foghorn Systems Inc, IBM ….
Global Edge AI Software Industry Market Research Report

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Mark Tubinis Chief Commercial Officer Janice K. Smith Chief Operating Officer Randal V. Stephenson Senior VP Finance and Acting Chief Financial Officer Helder Antunes Acting Chief Revenue Officer Executive Management Team An experienced, f irst - in - class team with a proven track record Allen Salmasi Veea Chairman & CEO I N T E L L I G E N T L Y C O N N E C T E D 4

Veea Business Fundamentals I N T E L L I G E N T L Y C O N N E C T E D 5 Veea exhibits several critical characteristics that gives confidence in the Company’s future Track Record of Pioneering Success • Veea’s founder, Allen Salmasi, is a pioneer of the wireless industry. • In his prior ventures Qualcomm and NextWave, generated billions of dollars in value for investors. • World class engineering team with major innovations and contributions to 2G - 5G and advanced networks including NYCWiN. Commitment of the Founder and Management • Allen Salmasi has invested approximately $140 million of his personal wealth to ensure the success of Veea. • Industry Recognized Executive Team with considerable operating experience and strategic vision around innovation. • Company’s Board and management team hold approximately 10% of Company’s stock. First - Mover Advantage in Massive, Growing Markets • Global telecom TAM of $2 trillion spanning multiple industries, further supported by trends around digital transformation, 5G fixed wireless access, Edge AI, machine learning and data analytics. • Innovative and Differentiated IP with moat established by robust patent portfolio. • Deep - rooted commercial relationships with industry - leading technology and go - to - market partners. Growth Poised to Rapidly Expand Both Organically and Through Strategic Initiatives • Partnerships or collaborations with major network operators and service providers, silicon and device vendors, system integrators, major industry R&D organizations, consumer electronics companies, major distributors and others. • Veea is supplying commercial products to network operators and system integrators along with strategic transactions that support Company’s growth strategy.

We bring the Cloud to the Edge with Groundbreaking Solutions

- The edge, also referred to as Device Edge, is where all wired and wireless devices, appliances, sensors, and machines first connect to the network.
- VeeaONE is an end-to-end platform with a full software stack from the Edge to the Cloud
  - It forms edge micro-clouds (i.e., micro "data centers") as multi-vendor heterogeneous networks
  - It enables distributed computing, multiaccess communications, including 5G, fiber and satellite backhaul, with cybersecurity and Edge AI for
    - ❖ Cloud-managed edge applications and services
  - Offers the highest level of integration for "plug and play" solutions that are easy to maintain and scale

End-to-End Platform with Unbounded Solutions



veeaHub
VeeaCloud
vMesh
vBus
veeaONE
Control Center
VeeaHub Manager App
3rd Party Gateways, APs, GPUs, NPUs, TPUs, others running on VeeaWare
VeeaWare

Data is the new oil to AI as the new combustion engine, that must be processed more efficiently and securely either partially or fully at the edge "Data-Center", where Veea collects invaluable data from physical world

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What Does Veea do in Summary?

We address the world's problems and unmet needs in computing, cybersecurity, connectivity and AI at the edge

Problem/Unmet Needs

1
- ***Massive pent-up demand, driven by tsunami of AI-driven cyberattacks*.***
- ***Actively engaged with global and regional network operators with differentiated SecureConnect offerings.***

2
- ***Substantial pent-up demand, by nearly half the world's population digitally unserved.***
- ***Actively rolling out AirLynx with major network operators such as Viasat, Starlink, Liberty, StarGroup, BG Titan.***

3
- ***Groundbreaking Edge AI platform, with DAG/ blockchain, unique IoT solutions and cybersecure private networks.***
- ***AI-driven digital transformation of many industries .***

veeaONE Platform Solutions

veea SecureConnect™

AI-driven Cybersecure Broadband Wireline and/or 5G Fixed Wireless Access (FWA)
for enterprise customers with value-added services

veea AirLynx™

Shared Broadband and Internet Connectivity Service
for multi-tenant and/or unserved communities with transformative edge applications and services veea MetaLynx™

First-of-a-Kind Highly Scalable Full-Stack Edge AI

Smart buildings, construction, healthcare, energy grid, industrial automation, agriculture, and others

* 31 million cyberattack attempts: https://mexicobusiness.news/cybersecurity/news/mexico-leads-cyberattacks-latin-america-cybersecurity-week

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1 veea SecureConnect™

*43% of cyberattacks globally are aimed at small businesses**

Explosive growth of IoT devices, expanding the attack surface for cyberhackers, and AI-driven cyberattacks is compelling organizations to defend against them using AI-driven cybersecurity solutions.



Global Edge AI for Cybersecurity Market
Size, by Offering , 2025-2034 (USD Billion)
Hardware
Software
Services
700
600
500
400
300
200
100
0
The annual cost of successful cyberattacks in the markets currently served is estimated at US$2 million per incident
30.6
41.5
56.3
76.3
103.5
140.3
190.2
258.0
349.8
474.3
643.2
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
The Market will Grow At the CAGR of:
35.6%
The Forecasted Market Size for 2034 in USD:
$643.2B
market.us

Explainer videos: https://youtu.be/DnQk3l0lvmE & https://youtu.be/TCZV9GRNVhE

* https://www.sba.gov/blog/2023/2023-09/cyber-safety-tips-small-business-owners





5G

- Wireline and 5G fixed wireless broadband **"plug and play"** solution with AI-driven cybersecurity and unique ARPU-driver value-added services
- Sold through Network Operators, ISPs and their system integrators
- Typical revenue sharing with network operators
  - Different forms of agreements executed on a case-by-case basis
  - Soft launched with global network operator
- Initially addressing the needs of SMBs/SMEs with edge applications
  - PCI-compliant with "one-button" LAN microsegmentation to provide for a secure and isolated LAN segment for POS and payment terminals
- Value-added services (e.g., CCTV with computer vision for intrusion, fire and gas detection, IoT for smart lock, security and utility sensors, etc.)
- **No equivalent** all-in-one cloud-managed solution with the range of capabilities in the market

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1 veea SecureConnect™

Business Overview

Platform-as-a-Service (PaaS)

- Product sales
- Monthly Recurring Revenue (MRR) from Revenue Sharing
  - Cloud-management of VeeaHub and third-party devices
  - Cybersecurity Services
  - Value-added services
- Edge AI (e.g., inferencing, federated learning, Agentic AI)

Initially Targeting SMBs and SMEs in Americas

Country/ Region	Number of SMEs/SMBs	% of All Businesses	% of Workforce Employed
United States	34.8 million	99.9%	~46%
Canada	1.2 million	99.8%	~62%
Mexico	4.1 million	99.8%	~72%
Latin America & Caribbean	10 million	99%	~67%

Examples of SMB use cases addressed by Edge AI that increase MNO's ARPU

- Broadband SD-WAN services with AI-driven cybersecurity
- CCTV cameras with computer vision and inferencing for surveillance, fire and gas detection, loss prevention, etc.
- Honeywell Niagara-based air quality, lighting, HVAC, and energy management
- IoT use cases such as smart lock, leak detectors, asset tracking
- Location-based contextual edge advertising
- Content management (NVMe-based CDN / NAS with data parsing and blockchain)

SecureConnect Typical Set-up



Through Partnerships with network operators, Veea is poised for strong growth

Markets for SecureConnect solution with value-added services is not demand constrained with strong pent-up demand

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2

veea

AirLynx™

Shared Internet Connectivity Service Unserved Communities

2.6 billion people remain unconnected to the modern, digital society and essential services[1]



Jan 2025
UNCONNECTED POPULATIONS
NUMBER OF PEOPLE (IN MILLIONS) WHO DO NOT USE THE INTERNET
Source: ITU/World Bank
GLOBAL OVERVIEW
Active Project Areas
Total: 625
NORTHERN AMERICA 30.2
Multiple US States
Mexico
Guatemala
Panama
CENTRAL AMERICA 45.2
CARIBBEAN 14.0
Colombia
Peru
Brazil
SOUTHERN AMERICA 84.8
GLOBAL TOTAL 2,850
NORTHERN EUROPE 2.8
WESTERN EUROPE 12.6
SOUTHERN EUROPE 17.5
EASTERN EUROPE 37.8
CENTRAL ASIA 21.4
NORTHERN AFRICA 89.3
WESTERN AFRICA 225.7
Ghana
MIDDLE AFRICA 143.4
WESTERN ASIA 73.1
Egypt
EASTERN AFRICA 368.2
SOUTHERN AFRICA 20.3
SOUTHERN ASIA 1,061.3
EASTERN ASIA 426.6
Indonesia
Philippines
Thailand
Malaysia
SOUTH-EASTERN ASIA 166.7
OCEANIA 9.3

Groundbreaking subscription-based "cellular-like" service for managed Wi-Fi devices and IoT endpoints

1. https://datareportal.com/reports/digital-2025-global-overview-report



On-Farm Connectivity
Multi Cloud Support
Application

- VeeaCloud-managed VeeaHub products, delivering Internet connectivity and edge applications, on a mesh network
  - Indoors and/or outdoor products
- Extends the satellite, fiber or 4G/5G Internet connection with Wi-Fi coverage and network slicing for
  - Direct connection to the end-user Wi-Fi devices and IoT endpoints with secure Zero Trust Network Access (ZTNA)
  - Commercial deployments proceeding with multiple satellite service providers and ISPs
- Global roaming across VeeaONE AirLynx networks

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2 veea AirLynx™
Business Overview

Number of Potential AirLynx Deployment Locations* for Extension of Satellite Connections in the Rural and Remote Areas

Channel Partner	Country / Region	Current Number of Veea Targeted Locations*
Viasat (for CFE & Mexican Gov't)	Mexico + RoW	≨ 1,600
StarGroup	Mexico	7,500
PT Bum Desa	Indonesia	8,000
Starlink (Tecno/CFE, Intercorp), Liberty, SOMBHA, others	RoW	≨ 20,000

* Number of small towns or rural/remote communities as of July 2025

AirLynx offers an affordable solution for unconnected communities that is easy to install and maintain by the network operators

Explainer video of AirLynx : https://www.youtube.com/watch?v=rZ_VCaLjKtQ

Deployed in the US, Mexico, Brazil, Panama, Indonesia, South Korea, Uganda

Shared Broadband Services Markets and Use Cases

Potential Deployments	Edge Applications
• Hospitality spaces (e.g., hotels and resorts) • Office buildings • Co-working spaces • Multi-Dwelling Units (MDUs) • Condominiums and gated communities • Trailer parks • Dormitories • Army Barracks • Others	▪ AI-assisted ▪ Tele-education ▪ Tele-medicine ▪ Tele-training ▪ Banking ▪ Smart farming and precision agriculture ▪ Renewable energy management ▪ Environmental and natural disaster monitoring ▪ Internet of Forest

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3

veea MetaLynx™

Create, deploy and scale AI-rich Smart Solutions and IoT applications

- MetaLynx Platform delivers "**Total Fabric**" for end-to-end VeeaCloud-managed edge deployments for AI-powered Smart Solutions.
- Creates a heterogenous mesh network of VeeaHub products and select third-party devices, running VeeaWare software stack middleware, with any combination of CPUs, GPUs, TPUs, DPUs and/or NPUs - embodies:
  - SecureConnect for edge computing with IoT gateway and advanced cybersecurity, which is a must have for "Edge AI",
  - AirLynx network slicing capabilities for priority of service, latency and bandwidth management with peer-to-peer encrypted tunneled connections over LAN/WAN,
- Cloud-managed VeeaHub IoT Gateway incorporates a unique implementation of LoRaWAN gateway and supports most wired and wireless IoT protocols.
- By integrating multimodal data with contextual awareness, the platform enables real-time processing, rapid adaptation, energy efficiency, and enhanced decision-making capabilities.
  - Offers multimodal Digital Twins with Agentic AI.
  - Example of MetaLynx solution for Smart Construction: https://youtu.be/6QpRkqDoNdw
- Provides tokenization of physical assets and infrastructure, e.g., Real World Assets (RWAs), enhancing transparency and trust while providing robust edge analytics.



As demonstrated at MWC 2025
Trained Data
Model Package
Transfer Learning
ZEROGAP.ai Edge Data Center
servers
Edge Storage
Private Data
Zero Gap AI @ Device Edge AI
Incremental Learning
Variety of VeeaONE Server(s) on vMesh
IOT End-devices
Data Collection & Federated Servers
veeaONE Edge AI Cloud
AI Client
AI Client
AI Client
AI Client
3rd Party Micro Server



Portable Deployment Near premises GPU, TPU, DPU clusters by Vapor IO

ZEROGAP.ai Total Fabric

Provides real-time decision-making, scalability, and enhanced performance for complex AI-driven edge applications.

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3 veea MetaLynx™

AI at the Edge is Synonymous with Edge Computing



Centralized Control
Re-learning Data
Semantic Segmentation
Traffic Flow Analytics
Vehicle Tracking
Frictionless Shopping
Real-Time AR Signage
Predictive Maintenance
E2E Data Ingestion

Transformative Edge AI Applications

Global Addressable Edge AI Market: $157 billion by 2030

https://stlpartners.com/press/edge-ai-revenue-to-reach-usd157bn-2030

veeaONE

Low Latency Processing

Real-Time Decision Making

Data Privacy and Cybersecurity

More resilient or fault-tolerant

Adaptable for regulatory compliance

Significantly Lower Costs

AI / ML Run Models at the Edge

Readily customized for use case

Unlocks the True Potential for AI

- Hyperconverged architecture to deliver Contextual AI inferencing at the edge
- Low-latency AI inferencing pipelines optimized for near-real-time decision making
- Massive amounts of data is required for training of AI models
- Data must be collected & processed from sensors and cameras, in many cases, privately at the edge with Federated Learning

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Recent Business Highlights

Veea is poised for strong growth through partnerships with network operators

2023

- > $9 million of revenue from sales of products, services and licensing of technologies associated with MetaLynx platform solutions
- Completed commercialization of SecureConnect, AirLynx platform solutions and certain POCs

2024

- Pivoted to focus on growth in market segments that present highly scalable business opportunities through network operators and ISPs
- Completed regulatory certification, extensive series of tests (i.e., performance measurements and features), and homologation process for STAX™-5G with a major MNO

2025

- Brought AirLynx and SecureConnect platform services to the market
  - Developed the initial Go To Market plans and soft-launched SecureConnect ™ service under the MNO brand in early 2025
  - MNO is now targeting 19,000 existing SMB customers with Veea SecureConnect
  - Soft launch customers include large pharmacy chain, coffee/tea shop chain, restaurants and beauty salons - very positive feedback to the MNO
  - Completed AirLynx platform POCs with, several satellite service providers, an ISP and an MSO leading to commercial launch of services through partners

Next Steps

- Growth supported by a pipeline presented by many network operators and system integrators
- Pursue Edge AI-powered funded projects such as US energy grid upgrade with blue-chip companies
- Proceeds from the offering would ensure Company is well-positioned to capitalize on opportunities, especially, with network operators

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Overview of Platform Solutions I N T E L L I G E N T L Y C O N N E C T E D

veeaONE Platform Ecosystem

Groundbreaking Hybrid Edge-Cloud Computing Ecosystem

- An end-to-end cloud-managed platform to provide for edge applications with Edge AI and cybersecurity on a turnkey basis.
- Hyperconverged* Edge Computing with storage on a networking and computing mesh of heterogenous devices.
  - Linux server with Dockerized containers
  - Multiaccess with Wi-Fi Access Point (AP) and IoT Gateway (Bluetooth Classic/BLE, Matter, Thread, Zigbee, optional LoRaWAN® Gateway)
  - Wired and/or wireless broadband including 5G FWA
  - Router with SD-WAN and advanced networking
  - Firewall with enterprise-grade cybersecurity protection
  - NVMe-based AI-powered CDN and distributed network storage
- Designed for indoor, outdoor, and harsh environments
- VeeaCloud for management and Kubernetes® orchestration of devices and applications reducing operational complexities.
- Veea Developer Portal, with IoT and AI toolkit for custom applications with machine learning, inferencing and Agentic AI.

* Hyperconverged refers to the convergence of computing, storage, networking, and virtualization functions within a single system or platform.



veeaONE
Edge Orchestration and Management
Web • iOS • Android
COMPUTE
VeeaHub® Family
Smart Computing Hubs
Outdoor
Indoor
Expandable Indoor
CONNECT & SECURE
vMesh™
Edge Connectivity & Orchestration
Least Cost Routing
vMesh via Wi-Fi or Ethernet
Application and μServices Mesh
Any Cloud
aws
Azure
Private Cloud Multi-Cloud
Any Network
4G
5G
Any Protocol
Bluetooth
Wi Fi
LoRa
ZigBee
RS232 RS485
Any Device
Any Solution
Industry 4.0
Buildings
Homes
Retail
Venues
Energy
Transport
Healthcare
Communities
Farms
Identify
Identify every user and device individually without agents on endpoints
Isolate
Isolate every endpoint device and connect only to what's necessary
Connect
Connect all devices easily and securely without complex VPNs or SD-WAN
Monitor
Provide continuous AI-based risk monitoring and authentication

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veea
MetaLynx™

AI-driven Use Cases

VeeaHub IoT Gateway use cases with hybrid protocols and Edge AI models

Application Areas	Hybrid Protocols Used	Example Use Case	Examples of AI Models	
Industrial IoT	Matter/Thread + Wi-Fi, Wi-Fi +BLE	Smart lighting, remote camera access, thermostat control	Predictive Maintenance machine learning with AI Model (XGBoost, Random Forest , Autoencoders) Time Series Forecasting models (LSTM, ARIMA) with reinforcement learning (DQN / PPO) Anomaly Detection using unsupervised learning (Isolation Forest, Autoencoders) with Computer Vision (YOLOX, ResNet, EfficientNet)	
Healthcare	BLE + Wi-Fi, Wi-Fi + Matter/Thread	Wearable health monitors, patient monitoring	Early detection (e.g., Random Forest, SVM) with wearable sensor data Clinical Decision Support (BioBERT, ClinicalBERT) Medical Imaging Model (U-Net / nnU-Net)	
Smart Cities	Wi-Fi + LoRaWAN, Wi-Fi + Cellular	Environmental monitoring, public transport tracking	Predictive AI Models (XGBoost, ARIMA) Machine Learning (Random Forest, Gradient Boosting) Digital Twin AI models for predicting failures in utilities or tracking public assets (Libelium, Thinkz.ai)	
Logistics	LoRaWAN with Wi-Fi + BLE, Wi-Fi + Matter/Thread	Warehouse asset tracking, storage condition monitoring	Computer Vision Models (YOLO, EfficientDet, ResNet) Anomaly Detection (Autoencoders, Isolation Forests) Demand Forecasting (XGBoost, LightGBM, LeewayHertz, LinkedIn)	
Building Automation	LoRaWAN with Wi-Fi + Matter/Thread, Wi-Fi + Bluetooth	Lighting/HVAC control, access management	Active controls and monitoring (BrainBox AI, Taazaa, Neuroject) Reinforcement Learning Models (DQN, PPO) Classification Models (Random Forest, SVMs)	
Smart Home	Matter/Thread + Wi-Fi, BLE + Wi-Fi	Smart lighting, remote camera access, thermostat control	Interactive controls (Josh.ai, Google Assistant, Amazon Alexa) Face Recognition Models (FaceNet, ArcFace) TinyML Models (SineNet, microTVM)	

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Veea Products and Services in Summary

Key Software Apps and Service Offerings

SecureConnect - STAX product solutions with Dual-WAN Fixed Wireless and Wired Broadband Access with powerful cybersecurity solution for Data-in-Motion and Data-at-Rest View Video Here

AirLynx - Network-Managed Virtualized Private Networks for Internet Access including Subscription-based Managed Wi-Fi & IoT Devices Services View Video Here

MetaLynx - IoT Gateway with optional 4G/5G, Edge AI and Development Tools – Standalone or Integrated with Microsoft Azure IoT & AWS IoT Greengrass V2 View Video Here

NVMe-based Distributed Edge Storage, Network Attached Storage (NAS) and Edge-CDN

HiveChat Private Network UCaaS Messaging App that runs on VeeaHub products – provides for "WhatsApp-like" solution on private networks with complete privacy View Video Here

Real Time Location Services (RTLS), Location Based Services (LBS) with Virtual Beacons, Indoor Intelligence

AI & Vision Analytics - No-Code AI, visual platform and Digital Twins

AdEdge™ (DOOH RTLS-based Proximal Advertising Platform)

TROLLEE® Smart Shopping Cart View Video Here

Honeywell Niagara Integrated Building & Energy Management Systems View Video Here

Zero Gap AI Total Fabric On-prem and edge computing with private AI

IPTV, WebRTC and Multicast Streaming

Smart Spaces Automation including Home Assistant View Video Here

Advanced AR for smartphone and AR glasses (supported by Edge NVMe)

Blockchain Framework - Sui Blockchain, Helium & Directed Acyclic Graphs (DAG)



Veea Developer Portal enables 3rd Party APPs on VeeaHubs and smartphones at the edge

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Thank you I N T E L L I G E N T L Y C O N N E C T E D